UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-07412

Exact name of registrant as specified in charter:	Delaware Investments Arizona
Municipal Income Fund, Inc.

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	March 31

Date of reporting period:	June 30, 2008

Item 1. Schedule of Investments.

Schedule of Investments (Unaudited)

Delaware Investments Arizona Municipal Income Fund, Inc.

June 30, 2008

	Principal
	Amount	Value
Municipal Revenue Bonds – 157.06%
Education Revenue Bonds – 16.70%
Arizona Board Regents System Revenue (Arizona State University) Series 8-A
5.00% 6/1/18	$200,000	$214,846
5.00% 6/1/19	375,000	399,529
Arizona State University Certificates of Participation (Research Infrastructure Project) 5.00% 9/1/30 (AMBAC)	1,000,000	1,003,620
Arizona Student Loan Acquisition Authority Revenue Refunding Series A-1 5.90% 5/1/24 (AMT)	1,500,000	1,526,325
Glendale Industrial Development Authority Revenue Refunding (Midwestern University) 5.00% 5/15/31	350,000	334,369
Northern Arizona University Certificates of Participation (Northern Arizona University Research Project)
5.00% 9/1/30 (AMBAC)	1,000,000	988,050
Pima County Industrial Development Authority Educational Revenue Refunding (Tucson Country Day School Project)
5.00% 6/1/37	500,000	406,330
South Campus Group Student Housing Revenue (Arizona State University South Campus Project)
5.625% 9/1/35 (MBIA)	1,000,000	1,014,000
University of Puerto Rico System Revenue Series Q 5.00% 6/1/36	1,000,000	964,960
		6,852,029
Electric Revenue Bonds – 8.77%
Salt River Project Agricultural Improvement & Power District Electric System Revenue (Salt River Project)
Series A
5.00% 1/1/16	500,000	540,885
5.00% 1/1/31	1,765,000	1,780,567
Series B 5.00% 1/1/25	1,250,000	1,276,238
		3,597,690
Escrowed to Maturity Bond – 6.31%
Puerto Rico Commonwealth Infrastructure Financing Authority Series A 5.50% 10/1/40	2,500,000	2,589,575
		2,589,575
Health Care Revenue Bonds – 18.28%
Glendale Industrial Development Authority Hospital Refunding Revenue (John C. Lincoln Health) 5.00% 12/1/42	1,500,000	1,268,895
Maricopa County Industrial Development Authority Revenue (Catholic Healthcare West) Series A
5.25% 7/1/32	400,000	393,300
5.50% 7/1/26	430,000	433,053
Scottsdale Industrial Development Authority Hospital Revenue (Scottsdale Healthcare) Refunding
Series A 5.25% 9/1/30	500,000	490,335
Show Low Industrial Development Authority Hospital Revenue (Navapache Regional Medical Center)
Series A 5.50% 12/1/17 (ACA)	1,600,000	1,587,760
University Medical Center Hospital Revenue
5.00% 7/1/33	1,000,000	892,670
5.00% 7/1/35	500,000	443,280
Yavapai County Industrial Development Authority Revenue (Yavapai Regional Medical Center)
Series A 5.25% 8/1/21 (RADIAN)	2,000,000	1,992,420
		7,501,713
Housing Revenue Bonds – 2.07%
Phoenix Industrial Development Authority Single Family Statewide Revenue
Series A 5.35% 6/1/20 (GNMA) (FNMA) (FHLMC) (AMT)	435,000	435,775
Series C 5.30% 4/1/20 (GNMA) (FNMA) (FHLMC) (AMT)	370,000	374,769
Pima County Industrial Development Authority Single Family Mortgage Revenue
Series A-1 6.125% 11/1/33 (GNMA) (FNMA) (FHLMC) (AMT)	40,000	40,546
		851,090
Lease Revenue Bonds – 6.46%
Arizona Game & Fishing Department & Commission Beneficial Interest Certificates
(AGF Administration Building Project) 5.00% 7/1/26	640,000	632,518
Coconino County Unified School District #8 (Page Impact Aid Revenue Project of 2004)
Series A 5.00% 7/1/15 (MBIA)	1,000,000	1,053,170
Nogales Development Authority Municipal Facilities Revenue 5.00% 6/1/30 (AMBAC)	500,000	470,180
Prescott Valley Municipal Property 5.00% 1/1/27 (FGIC)	500,000	496,420
		2,652,288

Local General Obligation Bonds – 21.71%
Coconino & Yavapai Counties Joint Unified School District #9 (Sedona Oak Creek Project 2007)
Series A 4.25% 7/1/20 (FSA)	900,000	904,743
Flagstaff Aspen Place Sawmill Improvement District 5.00% 1/1/32	385,000	383,945
fGila County Unified School District #10 (Payson Step Coupon Project of 2006)
Series A 1.00% 7/1/27 (AMBAC)	500,000	488,035
Marana Tangerine Farm Road Improvement District Revenue 4.60% 1/1/26	1,000,000	898,630
Maricopa County School District #41 (Gilbert School) (School Improvement Projects 2005 & 2007)
4.125% 7/1/20	1,000,000	978,680
Maricopa County School District #6 (Washington Elementary)
Refunding Series A 5.375% 7/1/13 (FSA)	3,000,000	3,266,160
(School Improvement Project of 2001) Series B 5.00% 7/1/17 (FSA)	1,000,000	1,079,690
Queen Creek Improvement District #1 5.00% 1/1/32	1,000,000	912,380
		8,912,263
§Pre-Refunded Bonds – 44.08%
Arizona School Facilities Board Certificates of Participation Series B 5.25% 9/1/19-14 (FSA)	1,000,000	1,095,430
Arizona School Facilities Board Revenue
(State School Improvement) Series 2001 5.00% 7/1/19-11	2,000,000	2,113,160
(State School Trust) Series A 5.75% 7/1/18-14 (AMBAC)	500,000	559,145
Arizona Transportation Board Highway Revenue 5.75% 7/1/18-09	2,350,000	2,443,883
Arizona Water Infrastructure Finance Authority Revenue (Water Quality) Series A 5.05% 10/1/20-11	1,500,000	1,590,960
Oro Valley Municipal Property Excise Tax 5.00% 7/1/20-11 (FGIC)	1,000,000	1,065,720
Phoenix Civic Improvement Excise Tax (Senior Lien Municipal Courthouse Project) Series A 5.25% 7/1/24-09	1,000,000	1,041,450
Puerto Rico Commonwealth Public Improvement Revenue Series A 5.125% 7/1/31-11	250,000	265,775
Puerto Rico Highway & Transportation Authority Series D 5.00% 7/1/32-12 (FSA)	3,475,000	3,715,678
Scottsdale Industrial Development Authority Hospital Revenue (Scottsdale Healthcare) 5.80% 12/1/31-11	1,000,000	1,091,540
Southern Arizona Capital Facilities Finance (University of Arizona Project) 5.00% 9/1/23-12 (MBIA)	1,150,000	1,226,820
University of Arizona Certificates of Participation (University of Arizona Project)
Series B 5.125% 6/1/22-12 (AMBAC)	500,000	533,315
Virgin Islands Public Finance Authority Revenue (Gross Receipts Tax Loan Note) Series A 6.125% 10/1/29-10 (ACA)	1,250,000	1,347,663
		18,090,539
Special Tax Revenue Bonds – 14.59%
Arizona Tourism & Sports Authority (Multipurpose Stadium Facilities) Series A 5.00% 7/1/31 (MBIA)	1,000,000	1,002,630
Arizona Transportation Board Excise Tax Revenue (Maricopa County Road Foundation) 5.00% 7/1/19	750,000	796,905
Glendale Municipal Property Series A 5.00% 7/1/33 (AMBAC)	3,000,000	3,025,080
Peoria Municipal Development Authority Sales Tax & Excise Shared Revenue (Senior Lien) 5.00% 1/1/18	1,085,000	1,162,100
		5,986,715
State General Obligation Bond – 0.73%
Puerto Rico Commonwealth Refunding Series C-7 6.00% 7/1/27 (MBIA)	285,000	298,532
		298,532
Transportation Revenue Bonds – 7.82%
Arizona Transportation Board Grant Anticipation Notes 5.00% 7/1/14	250,000	269,723
Phoenix Civic Improvement Airport Revenue Series B 5.25% 7/1/27 (FGIC) (AMT)	2,000,000	1,909,759
Puerto Rico Commonwealth Highway & Transportation Authority Un-Refunded Balance Series D 5.00% 7/1/32 (FSA)	1,025,000	1,028,680
		3,208,162
Water & Sewer Revenue Bonds – 9.54%
Phoenix Civic Improvement Wastewater Systems Revenue Junior Lien
5.00% 7/1/19 (MBIA)	850,000	898,578
5.00% 7/1/24 (FGIC)	1,590,000	1,608,984
5.00% 7/1/26 (FGIC)	750,000	761,130
Scottsdale Water & Sewer Revenue Refunding 5.00% 7/1/19	600,000	645,780
		3,914,472
Total Municipal Bonds (cost $64,111,428)		64,455,068

Total Value of Securities – 157.06%
(cost $64,111,428)		64,455,068
Receivables and Other Assets Net of Liabilities (See Notes) – 3.86%		1,584,604
Liquidation Value of Preferred Stock – (60.92%)		(25,000,000)
Net Assets Applicable to 2,982,200 Shares Outstanding – 100.00%		$41,039,672

fStep coupon bond. Coupon increases periodically based on a predetermined schedule. Stated rate in effect at June 30, 2008.
§Pre-Refunded bonds. Municipals that are generally backed or secured by U.S. Treasury bonds. For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 3 in "Notes."

Summary of Abbreviations:
ACA – Insured by American Capital Access
AMBAC – Insured by the AMBAC Assurance Corporation
AMT – Subject to Alternative Minimum Tax
FGIC – Insured by the Financial Guaranty Insurance Company
FHLMC – Insured by the Federal Home Loan Mortgage Corporation
FNMA – Insured by Federal National Mortgage Association
FSA – Insured by Financial Security Assurance
GNMA – Insured by Government National Mortgage Association
MBIA – Insured by the Municipal Bond Insurance Association
RADIAN - Insured by Radian Asset Assurance

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by Delaware Investments Arizona Municipal Income Fund, Inc. (Fund).

Security Valuation – Long-term debt securities are valued by an independent pricing service or broker and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Directors (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

Federal Income Taxes – The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax benefit or expense in the current period.

Use of Estimates – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities The Fund declares and pays dividends from net investment income monthly and distributions from net realized gain on investments, if any, annually.

2. Investments
At June 30, 2008, the cost of investments for federal income tax purposes has been estimated since the final tax characteristics cannot be determined until fiscal year end. At June 30, 2008, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$64,111,428
Aggregate unrealized appreciation	1,710,577
Aggregate unrealized depreciation	(1,366,937)
Net unrealized appreciation	$343,640

Effective April 1, 2008, the Fund adopted Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157). FAS 157 defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entities own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund's investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets
Level 2 - inputs that are observable, directly or indirectly
Level 3 - inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of the Fund's investments by the above FAS 157 fair value hierarchy levels as of June 30, 2008:

Securities
Level 1	$-
Level 2	64,455,068
Level 3	-
Total	$64,455,068

3. Credit and Market Risk
The Fund uses leverage in the form of preferred shares. Leveraging may result in a higher degree of volatility because the Fund’s net asset value could be more sensitive to fluctuations in short-term interest rates and changes in market value of portfolio securities attributable to the leverage.

The Fund concentrates its investments in securities issued by Arizona’s municipalities. The value of these investments may be adversely affected by new legislation within the state, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in the Fund. At June 30, 2008, 38% of the Fund’s net assets, including liquidation value of preferred stock, were insured by bond insurers. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. These securities have been identified in the schedule of investments.

The Fund may invest in advanced refunded bonds, escrow secured bonds or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days from the issuance of the refunding issue is known as a "current refunding." Advance refunded bonds are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are "escrowed to maturity" when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates.

Bonds are considered "pre-refunded" when the refunding issue's proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at the time, including any required premium. Bonds become "defeased" when the rights and interests of the bondholders and their lien on the pledged revenues or other security under the terms of the bond contract are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody's Investors Service, Inc., Standard & Poor’s Ratings Group, and/or Fitch Ratings due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to Delaware Management Company the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of June 30, 2008, there were no Rule 144A securities and no securities have been determined to be illiquid under the Fund’s Liquidity Procedures.

4. Preferred Shares
Beginning in February 2008, remarketing of the Fund’s shares failed. A remarketing fails when the remarketing agent is unable to set a dividend rate that will clear the market of all of the shares that current holders wish to sell in a remarketing. A failed remarketing means that the current holders retain their preferred shares until the next periodic remarketing (for the Fund, periodic remarketings are typically 28 days but are generally 7 days when a remarketing fails), and the dividend rate for the next dividend period is automatically set to the maximum dividend rate established by the Fund’s governing instruments. The Fund’s preferred shares maximum rate is calculated as 110% of the higher applicable AA composite commercial paper rate and the taxable equivalent of the short-term municipal bond rate.

These developments generally do not affect the management or investment policies of the Fund. However, one implication of these failed remarketings for common shareholders is that the Fund’s cost of leverage may be higher than it otherwise would have been had the remarketing continued to be successful. If this is the case, the Fund’s future common share earnings may be lower than they otherwise would have been.

Item 2. Controls and Procedures.

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

     File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: